SCHEDULE 14A (RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐  Definitive Proxy Statement

☒   Definitive Additional Materials

☐   Soliciting Material under § 240.14a-12

INFOSPACE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SUPPLEMENT TO PROXY STATEMENT FOR

2003 ANNUAL MEETING OF STOCKHOLDERS

To be held on May 20, 2003

TO THE STOCKHOLDERS:

This Supplement provides updated and amended information with respect to our 2003 Annual Meeting of Stockholders. The Annual Meeting will be held on May 20, 2003 at 10:00 a.m., local time, at Meydenbauer Center, which is located at 11100 NE 6th Street, Bellevue, Washington 98004, for the purposes set forth in the Notice of Annual Meeting of Stockholders dated April 15, 2003.

Voting materials, which included a Proxy Statement dated April 15, 2003, Proxy Card and Annual Report on Form 10-K for the year ended December 31, 2002, were mailed to stockholders entitled to vote at the Annual Meeting on or about April 21, 2003. This Supplement is being mailed on or about May 6, 2003 to all stockholders entitled to vote at the Annual Meeting.

Except as amended or supplemented by the information contained in this Supplement, all information set forth in the Proxy Statement remains accurate and should be considered in casting your vote by proxy or at the Annual Meeting.

The purposes of this Supplement are:

1.	To notify our stockholders that Naveen Jain, who is identified as one of our directors in the Proxy Statement, resigned from our Board of Directors after we mailed the Proxy Statement to our stockholders, and to update certain information in the Proxy Statement affected by his resignation.

2.	To restate the Summary Compensation Table on page 18 of the Proxy Statement to correct certain clerical errors.

This Supplement does not change the proposals to be acted upon at the Annual Meeting, which are described in the Proxy Statement. This Supplement amends and supplements the Proxy Statement. Our Annual Report on Form 10-K for fiscal year 2002 incorporates by reference certain information contained in the Proxy Statement as so amended and supplemented.

All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, and in case you have not already done so, you are urged to vote online, by telephone or by completing and mailing the Proxy Card that was enclosed with your Proxy Statement as promptly as possible. For specific instructions for voting online, by telephone or by mail, please see the Proxy Card. Any stockholder attending the meeting may vote in person even if the stockholder has previously returned a proxy.

By Order of the Board of Directors,

John M. Hall

Senior Vice President, General Counsel

and Secretary

Bellevue, Washington

May 5, 2003

SUPPLEMENTAL INFORMATION

Resignation of Naveen Jain

On April 26, 2003, we announced that Naveen Jain resigned from our Board of Directors. Mr. Jain was not standing for election at the Annual Meeting because his term as a director was scheduled to expire in 2005. After his resignation, our Board of Directors includes eight directors who are divided into three classes with overlapping three-year terms. The Class I directors, whose terms expire in 2003 and who are standing for reelection at the 2003 Annual Meeting, are Edmund O. Belsheim, Jr., John E. Cunningham, IV and Lewis M. Taffer. The Class II directors, whose terms expire in 2004, are Richard D. Hearney, Rufus W. Lumry, III and James F. Voelker. The Class III directors, whose terms expire in 2005, are Vanessa Wittman and George M. Tronsrue, III. Please note that, pursuant to our bylaws, Ms. Wittman’s term as a Class III director expires at the 2003 Annual Meeting because she was appointed to our Board of Directors to fill a vacancy created by an increase in the size of our Board of Directors in April of 2003.

Mr. Jain’s resignation does not affect the directors to be elected at the Annual Meeting. As described in the Proxy Statement, our Board of Directors has nominated Edmund O. Belsheim, Jr., John E. Cunningham, IV and Lewis M. Taffer as Class I directors whose terms, if elected, would expire in 2006, and Vanessa Wittman as a Class III director to serve for the class term expiring in 2005. Our Board of Directors unanimously recommends that you vote your shares “For” each of these nominees to the Board of Directors.

Amendment to Security Ownership of Certain Beneficial Owners and Management

As a result of Mr. Jain’s resignation from our Board of Directors, certain information in the section titled “Security Ownership of Certain Beneficial Owners and Management” on page 4 of the Proxy Statement has changed. As of April 30, 2003, the number of shares of our common stock beneficially owned by all current directors and executive officers as a group (12 persons) is 2,572,976 shares, which represents 7.6% of our common stock (as determined in accordance with the rules of the U.S. Securities and Exchange Commission). The number of shares held by all current directors and executive officers as a group includes 1,947,864 shares of common stock subject to options and warrants exercisable within 60 days of April 30, 2003.

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Restatement of Summary Compensation Table

Certain information regarding Mr. Jain’s compensation in the Summary Compensation Table on page 18 of the Proxy Statement was incorrect as a result of clerical errors. Accordingly, this Supplement restates the Summary Compensation Table in its entirety with the following:

Summary Compensation Table

Name and Principal Position	Fiscal Year	Annual Compensation		Long-Term Compensation Awards
		Salary	Bonus	Restricted Stock Award(s) ($)	Securities Underlying Options(#)	All Other Compensation
James F. Voelker(1)	2002	$10,769	—	—	605,500	—
Chairman, Chief Executive Officer and former President

Naveen Jain(2)	2002	$273,250	$41,340	—	200,000	$107,043	(3)
Former Chairman and Chief Executive Officer	2001 2000	250,000 250,000	— —	— —	610,000 —	670,927 —	(4)

Edmund O. Belsheim, Jr.(5)	2002	$250,000	$33,125	—	150,000	—
Chief Administrative Officer	2001 2000	250,000 52,083	— —	$205,000 —	297,500 40,000	$490 —	(6)

Rasipuram V. (“Russ”) Arun(7)	2002	$187,500	$26,500	—	—	$837,333	(8)
Former Executive Vice President and Chief Technology Officer	2001 2000	173,750 123,333	— —	$205,000 —	185,000 49,000	6,369 —	(9)

York Baur(10)	2002	$184,375	$23,187	—	75,000	—
Former Executive Vice President, Wireline	2001	54,407	—	—	60,000	—

Jan Claesson(11)	2002	$231,250	$26,312	—	75,000	—
Former Executive Vice President, Wireless	2001	71,154	—	—	100,000	—

(1)	Mr. Voelker was appointed Chairman, Chief Executive Officer and President in December 2003. In April 2003, Kathleen Rae was appointed to succeed Mr. Voelker as President.
(2)	Mr. Jain’s employment with InfoSpace terminated in December 2002.
(3)	Consists of costs incurred by InfoSpace to provide security for Mr. Jain of $107,043.
(4)	Consists of $663,668 in costs incurred by InfoSpace to provide security for Mr. Jain, $6,769 for InfoSpace’s contribution to the Venture Fund prior to dissolution and $490 of reimbursed parking expenses.
(5)	During 2002, Mr. Belsheim served as Chief Operating Officer and President.
(6)	Consists of reimbursed parking expenses.
(7)	Mr. Arun’s employment with InfoSpace terminated in January 2003.
(8)	Consists of cash payment to cover tax liability resulting from forgiveness of debt.
(9)	Consists of $6,369 for InfoSpace’s contribution to the Venture Fund prior to dissolution.
(10)	Mr. Baur served as Executive Vice President, Wireline through April 2003 and remains employed with InfoSpace.
(11)	Mr. Claesson’s employment with InfoSpace terminated in April 2003.

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REVOCABILITY OF PROXIES

You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. You may do this by signing and submitting a new Proxy Card with a later date, voting by telephone or using the Internet as instructed on the Proxy Card that you received with the Proxy Statement (your latest telephone or Internet proxy is counted) or by attending the Annual Meeting and voting in person (as described in the Proxy Statement). Attending the Annual Meeting will not revoke your proxy unless you specifically request it. If you hold your shares in street name, you must request a legal proxy from your stockbroker in order to vote at the meeting.

If you desire to revoke your proxy and change your vote but no longer have the Proxy Card that was included with the Proxy Statement, you may obtain a new Proxy Card by contacting your broker or, if your shares are not held through a broker, by contacting InfoSpace at (425) 201-6100.

TRANSACTION OF OTHER BUSINESS

Our Board of Directors knows of no matters other than those described in the Proxy Statement to be submitted at the Annual Meeting. If any other matters come before the Annual Meeting, it is the intention of the persons named in the Proxy Card that you received with the Proxy Statement to vote the shares they represent as our Board of Directors may recommend.

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